UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1464

Smith Barney Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

ITEM 1	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SMITH BARNEY

FUNDS, INC.

LARGE CAP VALUE FUND

STYLE PURE SERIES   |  SEMI-ANNUAL REPORT  |  JUNE 30, 2004

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

Style Pure Series

Semi-Annual Report  •  June 30, 2004

SMITH BARNEY FUNDS, INC.

LARGE CAP VALUE FUND

FUND OBJECTIVE

The fund seeks long-term growth of capital with current income by employing a disciplined stock selection process for undervalued stocks of established, well recognized but temporarily out of favor companies.

FUND FACTS

FUND INCEPTION*

May 18, 1967

*	On February 26, 1972, an affiliate of Citigroup Global Markets Inc. assumed management of the Large Cap Value Fund.

What’s Inside

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. equity market traded in a fairly narrow range during the first half of 2004. Much of the action during the period occurred in the bond market as investors reacted sharply to various economic data points. Toward the end of the first quarter, investors began to question the strength of the economic recovery, which caused stocks to ease and the 10-year Treasury yield to fall back below 4.0%. In early April, however, bond market sentiment changed significantly. The April employment report came in well ahead of expectations, causing a substantial sell-off in the Treasury market as bond investors grew concerned about resurgent inflation. Strength in retail sales and another strong employment report in May caused further weakness in U.S. Treasuries and led to an expectation that the Federal Reserve would increase the federal funds rate earlier than previously thought. The Federal Reserve did increase the federal funds ratei by 25 basis pointsii on June 30, to a still historically low level of 1.25%, which by that time came as little surprise to investors.

Value stocks, the focus of the fund’s portfolio, frequently traded short-term performance leadership during the past six months with their growth-oriented counterparts, but value stocks maintained an edge over the full six-month period. The S&P 500 Barra Value Indexiii returned 4.17% versus 2.72% for the S&P 500 Barra Growth Indexiv.

Despite the significant volatility in Treasury yields during the period, the equity market remained fairly stable. Investor concerns about the prospect of higher interest rates and the potential implications for the equity market were offset to some extent by strong economic growth and corporate profit growth. First quarter S&P 500 Indexv profits increased close to 25% versus the same period in 2003, demonstrating the operating leverage that companies had to an improving economy.

PERFORMANCE SNAPSHOT

AS OF JUNE 30, 2004

(excluding sales charges)

6 Months

Large Cap Value Fund — Class A Shares	3.53%

Russell 1000 Value Index	3.94%

S&P 500 Index	3.44%

S&P 500 Barra Value Index	4.17%

Lipper Large-Cap Value Funds Category Average	3.24%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 3.09%, Class C shares returned 3.18% and Class Y shares returned 3.68% over the six months ended June 30, 2004.

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Performance Review

Within this environment, the fund performed as follows: For the six months ended June 30, 2004, Class A shares of the fund, excluding sales charges, returned 3.53%. The fund’s unmanaged benchmarks, the Russell 1000 Value Index,vi S&P 500 Index and the S&P 500 Barra Value Index returned 3.94%, 3.44% and 4.17%, respectively, for the same period. The Class A shares outperformed the fund’s Lipper large-cap value funds category average, which returned 3.24%.1

The fund’s underperformance relative to the S&P 500 Barra Value Index during the period was mainly due to stock selection, which was weakest in consumer staples and healthcare and strongest in communications. Sector allocation contributed positively to performance, primarily due to an overweight position in consumer staples and an underweight position in consumer discretionary stocks.

Top contributors included AT&T Wireless, Lucent Technologies, Boeing, Transocean and Loews Corp. With the exception of Boeing, we reduced the fund’s position in each of these stocks to take into account their strong stock price performance and increased valuations. Stocks that detracted from performance came from a number of different sectors and included AT&T Corp., Alcoa, Altria Group, Nokia and the Bank of New York. We continued to hold each of these stocks and added to Altria and Nokia during the period.

Our portfolio positioning remains consistent with our stance earlier in the year when we became a bit more defensive. In the June quarter, we continued to increase the consumer staples holdings and reduce allocations to consumer cyclicals. Versus the large-cap value benchmark (the S&P 500 Barra Value Index), the fund remained overweight in consumer staples, technology and healthcare. The fund is underweight in financials, consumer discretionary and industrials.

Special Shareholder Notice

On February 2, 2004, the initial sales charges on Class L shares were eliminated. Effective April 29, 2004, Class L shares were renamed Class C shares.

Effective August 19, 2004, Mark McAllister and Robert Feitler are responsible for the day-to-day management of the Large Cap Value Fund of Smith Barney Funds, Inc. Mr. McAllister is an investment officer of Smith Barney Fund Management LLC. He is also a managing director of Salomon Brothers Asset Management Inc (“SBAM”), an affiliate of the manager and Citigroup Global Markets Inc. Mr. McAllister has 17 years of investment management experience. Mr.Feitler has been with SBAM since 1995 and is a director of SBAM.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2004, calculated among the 427 funds in the fund’s Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

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1997-1999. On July 20, 2004, Citigroup disclosed that it had been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of its internal transfer agent unit to serve primarily the Smith Barney family of mutual funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 20, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of June 30, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings as of this date were: Bank of America Corp. (2.7%), Pfizer Inc. (2.5%), Altria Group, Inc. (2.5%), Nortel Networks Corp. (2.1%), Total S.A., Sponsored ADR (2.0%), The Kroger Co. (2.0%), American International Group, Inc. (2.0%), ChevronTexaco Corp. (1.9%), Microsoft Corp. (1.9%), BP PLC, Sponsored ADR (1.8%). Please refer to pages 4 through 7 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings as of June 30, 2004 were: Diversified Financials (8.9%); Pharmaceuticals (8.6%); Banks (7.9%); Oil & Gas (7.0%); Media (5.4%). The fund’s portfolio composition is subject to change at any time.

RISKS: Investments in foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund’s performance. Derivatives can disproportionately increase losses.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
ii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
iii	The S&P 500 Barra Value is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)
iv	The S&P 500 Barra Growth is a market-capitalization weighted index of stocks in the S&P 500 having higher price-to-book ratios relative to the S&P 500 as a whole.
[v]	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
vi	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates.

3        Smith Barney Funds, Inc.      |      2004 Semi-Annual Report

Schedule of Investments (unaudited)June 30, 2004

SHARES	SECURITY	VALUE

COMMON STOCK — 97.0%
CONSUMER DISCRETIONARY — 10.2%
Hotels, Restaurants & Leisure — 1.5%
441,300	McDonald’s Corp.	$11,473,800

Household Durables — 1.0%
309,700	Newell Rubbermaid Inc.	7,277,950

Leisure Equipment & Products — 1.0%
386,200	Mattel, Inc.	7,048,150

Media — 5.4%
177,200	Comcast Corp., Class A Shares†	4,966,916
192,500	Comcast Corp., Special Class A Shares†	5,314,925
941,400	Liberty Media Corp., Series A Shares†	8,463,186
47,070	Liberty Media International, Inc.†	1,746,297
579,200	Time Warner Inc.†	10,182,336
259,700	Viacom Inc., Class B Shares	9,276,484

		39,950,144

Multi-Line Retail — 1.3%
234,600	Target Corp.	9,963,462

	TOTAL CONSUMER DISCRETIONARY	75,713,506

CONSUMER STAPLES — 7.7%
Food & Drug Retailing — 3.6%
807,800	The Kroger Co.†	14,701,960
468,700	Safeway Inc.†	11,876,858

		26,578,818

Household Products — 1.7%
191,700	Kimberly-Clark Corp.	12,629,196

Tobacco — 2.4%
363,900	Altria Group, Inc.	18,213,195

	TOTAL CONSUMER STAPLES	57,421,209

ENERGY — 9.8%
Energy Equipment & Services — 2.7%
326,300	ENSCO International Inc.	9,495,330
189,000	GlobalSantaFe Corp.	5,008,500
125,500	Nabors Industries, Ltd.†	5,675,110

		20,178,940

Oil & Gas — 7.1%
246,400	BP PLC, Sponsored ADR	13,199,648
151,100	ChevronTexaco Corp.	14,220,021
192,400	Royal Dutch Petroleum Co., NY Shares	9,941,308
156,700	Total S.A., Sponsored ADR	15,055,736

		52,416,713

	TOTAL ENERGY	72,595,653

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued) June 30, 2004

SHARES	SECURITY	VALUE

FINANCIALS — 23.6%
Banks — 7.9%
239,453	Bank of America Corp.	$20,262,513
240,200	The Bank of New York Co., Inc.	7,081,096
330,500	U.S. Bancorp	9,108,580
206,800	Wachovia Corp.	9,202,600
164,800	Washington Mutual, Inc.	6,367,872
122,000	Wells Fargo & Co.	6,982,060

		59,004,721

Diversified Financials — 8.9%
185,700	American Express Co.	9,541,266
113,800	Capital One Financial Corp.	7,781,644
86,100	The Goldman Sachs Group, Inc.	8,107,176
196,600	J.P. Morgan Chase & Co.	7,622,182
346,000	MBNA Corp.	8,923,340
188,500	Merrill Lynch & Co., Inc.	10,175,230
146,700	Morgan Stanley	7,741,359
278,200	Waddell & Reed Financial, Inc., Class A Shares	6,151,002

		66,043,199

Insurance — 4.6%
202,400	American International Group, Inc.	14,427,072
125,000	Loews Corp.	7,495,000
166,400	The St. Paul Cos., Inc.	6,745,856
73,000	XL Capital Ltd., Class A Shares	5,508,580

		34,176,508

Real Estate — 2.2%
307,700	Equity Office Properties Trust	8,369,440
255,300	Equity Residential	7,590,069

		15,959,509

	TOTAL FINANCIALS	175,183,937

HEALTHCARE — 9.9%
Healthcare Provider & Services — 1.3%
234,300	HCA Inc.	9,744,537

Pharmaceuticals — 8.6%
224,400	GlaxoSmithKline PLC, Sponsored ADR	9,303,624
130,000	Johnson & Johnson	7,241,000
209,600	Merck & Co. Inc.	9,956,000
547,100	Pfizer Inc.	18,754,588
426,000	Schering-Plough Corp.	7,872,480
291,100	Wyeth	10,526,176

		63,653,868

	TOTAL HEALTHCARE	73,398,405

See Notes to Financial Statements.

5        Smith Barney Funds, Inc.      |      2004 Semi-Annual Report

Schedule of Investments (unaudited) (continued) June 30, 2004

SHARES	SECURITY	VALUE

INDUSTRIALS — 7.5%
Aerospace & Defense — 3.9%
213,600	The Boeing Co.	$10,912,824
200,600	Lockheed Martin Corp.	10,447,248
81,500	United Technologies Corp.	7,455,620

		28,815,692

Commercial Services & Supplies — 1.9%
124,100	Avery Dennison Corp.	7,943,641
209,300	Waste Management, Inc.	6,415,045

		14,358,686

Industrial Conglomerates — 1.7%
341,100	Honeywell International Inc.	12,494,493

	TOTAL INDUSTRIALS	55,668,871

INFORMATION TECHNOLOGY — 13.1%
Communications Equipment — 5.0%
407,700	3Com Corp.†	2,548,125
258,800	Comverse Technology, Inc.†	5,160,472
1,063,700	Lucent Technologies Inc.†	4,020,786
693,800	Nokia Oyj, Sponsored ADR	10,087,852
3,140,500	Nortel Networks Corp.†	15,671,095

		37,488,330

Computers & Peripherals — 3.6%
609,200	Hewlett-Packard Co.	12,854,120
68,300	International Business Machines Corp.	6,020,645
1,773,700	Sun Microsystems, Inc.†	7,697,858

		26,572,623

Electronic Equipment & Instruments — 2.2%
325,500	Celestica Inc.†	6,493,725
1,564,200	Solectron Corp.†	10,120,374

		16,614,099

Software — 2.3%
490,100	Microsoft Corp.	13,997,256
348,600	Novell, Inc.†	2,924,754

		16,922,010

	TOTAL INFORMATION TECHNOLOGY	97,597,062

MATERIALS — 3.5%
Chemicals — 0.6%
107,400	The Dow Chemical Co.	4,371,180

Metals & Mining — 1.5%
346,000	Alcoa Inc.	11,428,380

Paper & Forest Products — 1.4%
236,300	International Paper Co.	10,562,610

	TOTAL MATERIALS	26,362,170

See Notes to Financial Statements.

6        Smith Barney Funds, Inc.      |      2004 Semi-Annual Report

Schedule of Investments (unaudited) (continued) June 30, 2004

SHARES	SECURITY	VALUE

TELECOMMUNICATION SERVICES — 6.6%
Diversified Telecommunication Services — 4.5%
333,100	AT&T Corp.	$4,873,253
373,100	MCI Inc.†	5,383,833
435,300	SBC Communications Inc.	10,556,025
340,400	Verizon Communications Inc.	12,319,076

		33,132,187

Wireless Telecommunication Services — 2.1%
819,600	AT&T Wireless Services Inc.†	11,736,672
157,900	Nextel Communications, Inc., Class A Shares†	4,209,614

		15,946,286

	TOTAL TELECOMMUNICATION SERVICES	49,078,473

UTILITIES — 5.1%
Electric Utilities — 3.0%
173,900	Ameren Corp.	7,470,744
235,900	FirstEnergy Corp.	8,825,019
207,400	PG&E Corp.†	5,794,756

		22,090,519

Gas Utilities — 0.9%
851,300	El Paso Corp.	6,708,244

Multi-Utilities — 1.2%
440,900	NiSource Inc.	9,091,358

	TOTAL UTILITIES	37,890,121

	TOTAL COMMON STOCK (Cost — $610,134,266)	720,909,407

CONVERTIBLE PREFERRED STOCK — 1.4%
Multimedia — 1.4%
320,400	The News Corp. Ltd., Sponsored ADR (Cost — $7,401,560)	10,534,752

FACE AMOUNT	SECURITY	VALUE
REPURCHASE AGREEMENT — 1.6%
$11,538,000	UBS Securities LLC dated 6/30/04, 1.280% due 7/1/04; Proceeds at maturity — $11,538,410; (Fully collateralized by U.S. Treasury Bonds, 5.500% to 13.250% due 8/15/13 to 8/15/28; Market value — $11,768,800) (Cost — $11,538,000)	11,538,000

	TOTAL INVESTMENTS — 100.0% (Cost — $629,073,826*)	$742,982,159

†	Non-income producing security.
*	Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

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Statement of Assets and Liabilities (unaudited) June 30, 2004

ASSETS:
Investments, at value (Cost — $629,073,826)	$742,982,159
Receivable for Fund shares sold	1,306,680
Dividends and interest receivable	1,124,462
Prepaid expenses	16,951

Total Assets	745,430,252

LIABILITIES:
Payable for securities purchased	3,850,366
Bank overdraft	851,383
Payable for Fund shares reacquired	455,858
Management fee payable	350,186
Distribution plan fees payable	90,785
Accrued expenses	110,333

Total Liabilities	5,708,911

Total Net Assets	$739,721,341

NET ASSETS:
Par value of capital shares	$486,524
Capital paid in excess of par value	672,802,485
Undistributed net investment income	613,141
Accumulated net realized loss from investment transactions	(48,089,142)
Net unrealized appreciation of investments	113,908,333

Total Net Assets	$739,721,341

Shares Outstanding:
Class A	27,458,885

Class B	3,463,998

Class C	6,597,072

Class Y	11,132,461

Net Asset Value:
Class A (and redemption price)	$15.21

Class B *	$15.17

Class C *	$15.18

Class Y (and redemption price)	$15.21

Maximum Public Offering Price Per Share:
Class A (net asset value plus 5.26% of net asset value per share)	$16.01

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% contingent deferred sales charge, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

8        Smith Barney Funds, Inc.      |      2004 Semi-Annual Report

Statement of Operations (unaudited)For the Six Months Ended June 30, 2004

INVESTMENT INCOME:
Dividends	$7,866,489
Interest	74,528
Less: Foreign withholding tax	(147,320)

Total Investment Income	7,793,697

EXPENSES:
Management fee (Note 2)	2,172,084
Distribution plan fees (Note 5)	1,286,244
Transfer agency services (Note 5)	242,211
Custody	23,821
Shareholder communications (Note 5)	21,780
Audit and legal	17,110
Registration fees	9,449
Directors’ fees	5,181
Other	9,821

Total Expenses	3,787,701

Net Investment Income	4,005,996

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized Gain From Investment Transactions (excluding short-term investments):
Proceeds from sales	170,676,980
Cost of securities sold	135,180,359

Net Realized Gain	35,496,621

Change in Net Unrealized Appreciation of Investments:
Beginning of period	127,585,386
End of period	113,908,333

Decrease in Net Unrealized Appreciation	(13,677,053)

Net Gain on Investments	21,819,568

Increase in Net Assets From Operations	$25,825,564

See Notes to Financial Statements.

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Statements of Changes in Net Assets

For the Six Months Ended June 30, 2004 (unaudited)

and the Year Ended December 31, 2003

	2004	2003
OPERATIONS:
Net investment income	$4,005,996	$9,096,843
Net realized gain	35,496,621	12,748,735
Increase (decrease) in net unrealized appreciation	(13,677,053)	152,066,593

Increase in Net Assets From Operations	25,825,564	173,912,171

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 6):
Net investment income	(3,625,634)	(9,463,905)

Decrease in Net Assets From Distributions to Shareholders	(3,625,634)	(9,463,905)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sales	23,765,280	50,952,468
Net asset value of shares issued for reinvestment of dividends	2,114,021	5,910,516
Cost of shares reacquired	(59,336,828)	(200,095,609)

Decrease in Net Assets From Fund Share Transactions	(33,457,527)	(143,232,625)

Increase (Decrease) in Net Assets	(11,257,597)	21,215,641

NET ASSETS:
Beginning of period	750,978,938	729,763,297

End of period*	$739,721,341	$750,978,938

* Includes undistributed net investment income of:	$613,141	$232,779

See Notes to Financial Statements.

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Notes to Financial Statements (unaudited)

1.	Significant Accounting Policies

The Large Cap Value Fund (“Fund”), a separate investment fund of the Smith Barney Funds, Inc. (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company consists of this Fund and two other separate investment funds: U.S. Government Securities Fund and Short-Term Investment Grade Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”): (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between the bid and asked prices; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities, other than U.S. government agencies and obligations, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (f ) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends quarterly and capital gains, if any, at least annually; (i) class specific expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (j) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; ( k) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP; (l) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.	Management Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager of the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.60% on the Fund’s average daily net assets up to $500 million, 0.55% on the next $500 million and 0.50% on the Fund’s average daily net assets in excess of $1.0 billion. These fees are calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type

11        Smith Barney Funds, Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the six months ended June 30, 2004, the Fund paid transfer agent fees of $214,182 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2004, CDSCs paid to CGM and sales charges received by CGM, were approximately as follows:

	Class A	Class B	Class C
CDSCs	—	$34,000	$2,000

Sales charges	$91,000	—	17,000

For the six months ended June 30, 2004, CGM and its affiliates did not receive any brokerage commissions.

All officers and one Director of the Company are employees of Citigroup or its affiliates.

3.	Investments

During the six months ended June 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Purchases	$140,071,608

Sales	170,676,980

At June 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$122,964,714
Gross unrealized depreciation	(9,056,381)

Net unrealized appreciation	$113,908,333

4.	Repurchase Agreements

When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

12        Smith Barney Funds, Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

5.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each class, respectively. In addition, the Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class. For the six months ended June 30, 2004, total Rule 12b-1 Distribution Plan fees were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$528,687	$271,520	$486,037

For the six months ended June 30, 2004, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C	Class Y
Transfer Agency Service Expenses	$154,898	$35,909	$51,350	$54

For the six months ended June 30, 2004, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C	Class Y
Shareholder Communication Expenses	$12,746	$4,676	$4,348	$10

6.	Distributions Paid to Shareholders by Class

	Six Months Ended June 30, 2004	Year Ended December 31, 2003
Net Investment Income
Class A	$2,218,635	$5,361,027
Class B	86,488	316,787
Class C	181,641	472,806
Class Y	1,138,870	2,734,099
Class Z	—	579,186

Total	$3,625,634	$9,463,905

7.	Capital Shares

At June 30, 2004, the Company had two billion shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

13        Smith Barney Funds, Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
	Shares	Amount	Shares	Amount
Class A
Shares sold	655,966	$9,950,922	1,132,285	$14,270,864
Shares issued on reinvestment	124,348	1,866,833	357,789	4,520,304
Shares reacquired	(1,974,758)	(29,934,475)	(4,328,433)	(53,835,576)

Net Decrease	(1,194,444)	$(18,116,720)	(2,838,359)	$(35,044,408)

Class B
Shares sold	167,033	$2,541,353	365,032	$4,603,409
Shares issued on reinvestment	5,252	78,628	23,309	290,184
Shares reacquired	(493,477)	(7,465,904)	(1,251,321)	(15,455,603)

Net Decrease	(321,192)	$(4,845,923)	(862,980)	$(10,562,010)

Class C†
Shares sold	739,586	$11,164,056	1,837,375	$23,161,142
Shares issued on reinvestment	11,248	168,560	33,305	420,148
Shares reacquired	(463,664)	(7,010,395)	(1,040,157)	(12,854,475)

Net Increase	287,170	$4,322,221	830,523	$10,726,815

Class Y
Shares sold	7,161	$108,949	282,418	$3,697,335
Shares issued on reinvestment	—	—	7,830	100,694
Shares reacquired	(987,212)	(14,926,054)	(154,614)	(1,942,086)

Net Increase (Decrease)	(980,051)	$(14,817,105)	135,634	$1,855,943

Class Z*
Shares sold	—	—	472,325	$5,219,718
Shares issued on reinvestment	—	—	52,653	579,186
Shares reacquired	—	—	(10,282,447)	(116,007,869)

Net Decrease	—	—	(9,757,469)	$(110,208,965)

†	On April 29, 2004, Class L shares were renamed as Class C shares.
*	As of April 21, 2003, Class Z shares were fully redeemed.

8.	Additional Information

Citigroup has been notified by the Staff of the Securities and Exchange Commission (“SEC”) that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management (“CAM”), including its applicable investment advisory companies and Citicorp Trust Bank (“CTB”), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds, including the Fund. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to CTB’s entry in 1999 into the transfer agency business, CAM’s retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM’s failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM’s operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. On August 12, 2004, CAM paid the Fund $179,146, its allocable share of the amount described above through a waiver of its fees.

14        Smith Barney Funds, Inc.      |      2004 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

9.	Legal Matters

Class action lawsuits have been filed against Citigroup Global Markets Inc. (the "Distributor") and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the "Advisers"), substantially all of the mutual funds managed by the Advisers (the "Funds"), and directors or trustees of the Funds. The complaints allege, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also allege that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints seek injunctive relief and compensatory and punitive damages, rescission of the Funds' contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys' fees and litigation expenses. Citigroup Asset Management believes that the suits are without merit and intends to defend the cases vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Citigroup Asset Management nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or the ability of the Distributor or the Advisers to perform under their respective contracts with the Funds.

15        Smith Barney Funds, Inc.      |      2004 Semi-Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares	2004(1)(2)		2003(2)	2002(2)	2001(2)	2000(2)	1999(2)
Net Asset Value, Beginning of Period	$14.77		$11.52	$15.86	$17.59	$17.00	$18.28

Income (Loss) From Operations:
Net investment income	0.09		0.17	0.19	0.18	0.20	0.20
Net realized and unrealized gain (loss)	0.43		3.26	(4.34)	(1.73)	1.98	(0.37)

Total Income (Loss) From Operations	0.52		3.43	(4.15)	(1.55)	2.18	(0.17)

Less Distributions From:
Net investment income	(0.08)		(0.18)	(0.19)	(0.18)	(0.20)	(0.20)
Net realized gains	—		—	—	—	(1.39)	(0.85)
Capital	—		—	—	—	—	(0.06)

Total Distributions	(0.08)		(0.18)	(0.19)	(0.18)	(1.59)	(1.11)

Net Asset Value, End of Period	$15.21		$14.77	$11.52	$15.86	$17.59	$17.00

Total Return	3.53	%‡	30.05%	(26.27)%	(8.81)%	12.92%	(0.91)%

Net Assets, End of Period (millions)	$418		$423	$363	$596	$704	$744

Ratios to Average Net Assets:
Expenses	0.93	%†	0.94%	0.94%	0.89%	0.90%	0.90%
Net investment income	1.16	†	1.38	1.41	1.11	1.18	1.09

Portfolio Turnover Rate	19%		47%	122%	25%	31%	34%

(1)	For the six months ended June 30, 2004 (unaudited).
(2)	Per share amounts have been calculated using the monthly average shares method.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

16        Smith Barney Funds, Inc.      |      2004 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares	2004(1)(2)		2003(2)	2002(2)	2001(2)	2000(2)	1999(2)
Net Asset Value, Beginning of Period	$14.74		$11.49	$15.82	$17.53	$16.94	$18.21

Income (Loss) From Operations:
Net investment income	0.02		0.07	0.08	0.04	0.07	0.06
Net realized and unrealized gain (loss)	0.43		3.26	(4.34)	(1.71)	1.96	(0.37)

Total Income (Loss) From Operations	0.45		3.33	(4.26)	(1.67)	2.03	(0.31)

Less Distributions From:
Net investment income	(0.02)		(0.08)	(0.07)	(0.04)	(0.05)	(0.05)
Net realized gains	—		—	—	—	(1.39)	(0.85)
Capital	—		—	—	—	—	(0.06)

Total Distributions	(0.02)		(0.08)	(0.07)	(0.04)	(1.44)	(0.96)

Net Asset Value, End of Period	$15.17		$14.74	$11.49	$15.82	$17.53	$16.94

Total Return	3.09	%‡	29.08%	(26.92)%	(9.55)%	12.01%	(1.66)%

Net Assets, End of Period (millions)	$53		$56	$53	$88	$103	$118

Ratios to Average Net Assets:
Expenses	1.75	%†	1.77%	1.76%	1.74%	1.68%	1.67%
Net investment income	0.33	†	0.55	0.59	0.26	0.39	0.32

Portfolio Turnover Rate	19%		47%	122%	25%	31%	34%

(1)	For the six months ended June 30, 2004 (unaudited).
(2)	Per share amounts have been calculated using the monthly average shares method.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

17        Smith Barney Funds, Inc.      |      2004 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)	2004(2)(3)		2003(3)	2002(3)	2001(3)	2000(3)	1999(3)
Net Asset Value, Beginning of Period	$14.74		$11.50	$15.83	$17.55	$16.95	$18.22

Income (Loss) From Operations:
Net investment income	0.03		0.07	0.08	0.05	0.07	0.06
Net realized and unrealized gain (loss)	0.44		3.25	(4.33)	(1.73)	1.97	(0.37)

Total Income (Loss) From Operations	0.47		3.32	(4.25)	(1.68)	2.04	(0.31)

Less Distributions From:
Net investment income	(0.03)		(0.08)	(0.08)	(0.04)	(0.05)	(0.05)
Net realized gains	—		—	—	—	(1.39)	(0.85)
Capital	—		—	—	—	—	(0.06)

Total Distributions	(0.03)		(0.08)	(0.08)	(0.04)	(1.44)	(0.96)

Net Asset Value, End of Period	$15.18		$14.74	$11.50	$15.83	$17.55	$16.95

Total Return	3.18	%‡	29.01%	(26.88)%	(9.57)%	12.08%	(1.65)%

Net Assets, End of Period (millions)	$100		$93	$63	$101	$104	$98

Ratios to Average Net Assets:
Expenses	1.71	%†	1.74%	1.75%	1.71%	1.67%	1.66%
Net investment income	0.39	†	0.57	0.60	0.29	0.40	0.34

Portfolio Turnover Rate	19%		47%	122%	25%	31%	34%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	For the six months ended June 30, 2004 (unaudited).
(3)	Per share amounts have been calculated using the monthly average shares method.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

18        Smith Barney Funds, Inc.      |      2004 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares	2004(1)(2)		2003(2)	2002(2)	2001(2)	2000(2)	1999(2)
Net Asset Value, Beginning of Period	$14.77		$11.52	$15.86	$17.60	$17.01	$18.28

Income (Loss) From Operations:
Net investment income	0.11		0.21	0.24	0.23	0.26	0.26
Net realized and unrealized gain (loss)	0.43		3.27	(4.35)	(1.73)	1.98	(0.36)

Total Income (Loss) From Operations	0.54		3.48	(4.11)	(1.50)	2.24	(0.10)

Less Distributions From:
Net investment income	(0.10)		(0.23)	(0.23)	(0.24)	(0.26)	(0.26)
Net realized gains	—		—	—	—	(1.39)	(0.85)
Capital	—		—	—	—	—	(0.06)

Total Distributions	(0.10)		(0.23)	(0.23)	(0.24)	(1.65)	(1.17)

Net Asset Value, End of Period	$15.21		$14.77	$11.52	$15.86	$17.60	$17.01

Total Return	3.68	%‡	30.53%	(26.02)%	(8.55)%	13.30%	(0.54)%

Net Assets, End of Period (millions)	$169		$179	$138	$240	$239	$185

Ratios to Average Net Assets:
Expenses	0.60	%†	0.61%	0.59%	0.58%	0.57%	0.58%
Net investment income	1.49	†	1.71	1.75	1.41	1.50	1.41

Portfolio Turnover Rate	19%		47%	122%	25%	31%	34%

(1)	For the six months ended June 30, 2004 (unaudited).
(2)	Per share amounts have been calculated using the monthly average shares method.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

19        Smith Barney Funds, Inc.       |      2004 Semi-Annual Report

SMITH BARNEY FUNDS, INC.

DIRECTORS

Lee Abraham

Allan J. Bloostein

Jane F. Dasher

Donald R. Foley

R. Jay Gerken, CFA

Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and Chief

Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Robert J. Brault

Chief Financial Officer
and Treasurer

Andrew Beagley

Chief Anti-Money

Laundering Compliance Officer and Chief Compliance Officer

Kaprel Ozsolak

Controller

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9134

Boston, Massachusetts

02205-9134

Smith Barney Funds, Inc.

Large Cap Value Fund

The Fund is a separate investment fund of the Smith Barney Funds, Inc., a Maryland corporation.

Beginning August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-451-2010 and (2) on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-451-2010 and by visiting the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. — Large Cap Value Fund but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY FUNDS, INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

©2004 Citigroup Global Markets Inc. Member NASD, SIPC

FD0628 8/04                                                     04-7043

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Funds, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of
Smith Barney Funds, Inc.

Date:	September 7, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Funds, Inc.

Date:	September 7, 2004

By:	/s/ Robert J. Brault
Robert J. Brault
Chief Financial Officer of
Smith Barney Funds, Inc.

Date:	September 7, 2004